[The American Funds Group/r/]

THE
NEW
ECONOMY
FUND

2001 SEMI-ANNUAL REPORT
FOR THE SIX MONTHS ENDED MAY 31

[photographs of computer parts and a two arrows]


The New Economy Fund/r/ is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

The New Economy Fund seeks to help you participate in the many investment opportunities created as society continues the shift from producing standardized goods to providing a wide array of information and services.

RESULTS AT A GLANCE
for periods ended May 31, 2001
(with all distributions reinvested)

Six Months (total return)                     - 3.81%
12 Months (total return)                      -16.82
Lifetime (average annual compound return
     since December 1, 1983)                  +15.16

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2001 (the most recent calendar quarter):

                                         1 Year  5 Years  10 Years
Class A shares
Reflecting 5.75% maximum sales charge
Total return                             -25.24%  +86.21%  +308.90%
Average annual compound return              --    +13.24%  + 15.12%

Results for other share classes can be found on page 29.

Please see the back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Of course, investments outside the United States involve special risks such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks.


Fellow Shareholders:

Global stock markets remained weak during the past six months, continuing the reversal of what is arguably one of the most frenzied examples of market excess in history. In this environment, The New Economy Fund held up better than its peers and a great deal better than most technology stocks. Nonetheless, we are not happy the fund's return was negative.

For the six months ended May 31, 2001, the fund posted a decline of 3.8%. This result bettered two of the three benchmarks that together represent the fund's investment universe. The Lipper Growth Fund Index, which measures 30 of the largest growth-oriented U.S. mutual funds, recorded a loss of 7.6%. The unmanaged Morgan Stanley Capital International EAFE/r/ (Europe, Australasia, Far East) Index, which measures all major markets outside North America, also fell 7.6%. The last of the fund's relative benchmarks, the unmanaged Russell 2500/TM/ Index, a measure of small- and medium-capitalization U.S. stocks that is heavily dominated by non-technology companies, recorded a total return of 11.2%.

Another widely reported index, the unmanaged Standard & Poor's 500 Composite Index (which tracks 500 relatively large companies listed primarily on U.S. exchanges), was off 3.9% for the period, virtually identical to the fund.


A BIT OF HISTORY

After experiencing years of strong gains, the U.S. market began its downturn slightly more than a year ago, in March 2000. Despite brief rallies along the way, it reached a low in April 2001 as investors reacted to the magnitude of the damage caused by the bursting Internet bubble and the chronic over-investment in technology and telecommunications stocks.

At the beginning of the decline, investors became squeamish about high stock prices and low revenues, and high-flying Internet companies fell. By autumn, even companies in the Internet's periphery, such as those specializing in technology equipment, computer software and telecommunications services, witnessed declining growth and evaporating revenues. Consider what has happened to the Nasdaq Composite Index, which is often used as a proxy for technology stocks: The index has declined 18.8% in the past six months and an astonishing 58.2% from its high on March 10, 2000.


[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED
(Geographical distribution of net assets as of May 31, 2001)

                             PERCENT
                              OF NET
COUNTRY                       ASSETS

UNITED STATES                  73.5%

NON-U.S.
EUROPE
     United Kingdom             2.8
     Germany                    1.4
     Finland                    1.3
     Sweden                     1.0
     Netherlands                1.0
     Italy                       .5
     Switzerland                 .5
     Other                      1.0
Asia/Pacific
     Japan                      2.4
     Australia                  1.1
     South Korea                 .7
     China                       .7
     Taiwan                      .7
     Hong Kong                   .5
     Other                       .9
Latin America & Canada
     Mexico                     1.2
     Canada                     1.1
     Other                       .2
Polynational                     .3
TOTAL NON-U.S.                 19.3
CASH & EQUIVALENTS              7.2
TOTAL                         100.0%
[End Sidebar]


AVOIDING THE DOT-COM BUST

While it is true The New Economy Fund has invested in many of the companies that have been part of the recent and ongoing technological revolution, we have largely avoided the dot-com companies that contributed so drastically to the market's decline. This put us in a better position than the tech market as a whole, but we still suffered losses. Of the 173 securities the fund owned throughout the period, 85 rose in price and 88 fell.

Telecommunications stocks struggled along with the rest. Nokia and Vodafone, two powerhouses in the wireless telecommunications industry that were among your fund's top 10 holdings at the end of the past fiscal year, posted declines of 31.5% and 25.0%, respectively.

The fund's results were also hurt by holdings in companies located outside the United States, particularly in Japan.

A year ago, a total of 32.7% of the fund's assets were invested outside the United States, nearly a third of which were in Japan. In the 12 months since, we have sold many of our holdings there as companies still struggle with a weak Japanese economy that shows no imminent sign of turnaround. At present, non-U.S. holdings represent 19.3% of total fund assets and positions in Japan have been reduced to a mere 2.4%, less than a quarter of what they were one year ago.


A FEW WINS

Fortunately the fund also held a number of stocks that did quite well during the period, many of which continue to provide steady, consistent growth. Financial and specialty retailing holdings fell into this category. In addition, several prominent mergers resulted in substantial gains for the fund.

On January 11, America Online and Time Warner merged to form AOL Time Warner, a mammoth media and communications company with a market capitalization of more than $200 billion. This transaction clearly benefited the fund - the value of its shares in Time Warner shot up more than 26%. Similarly, the fund's largest position, media giant Viacom, purchased Infinity Broadcasting on February 21, and it is up nearly 13%.

Also among the fund's top 10 holdings were Berkshire Hathaway, which was up 4.2%; Carnival, one of the world's largest cruise lines, which gained more than 24%; Clear Channel Communications, the leading radio station operator in the United States, which posted a gain of nearly 21%; and Disney, up more than 9%.


FINDING THE SILVER LINING

When we last reported to you six months ago, we concluded by noting that if there was a silver lining to be found in the then-current market, it was the many opportunities to purchase stocks of good companies at reasonable values. We also noted that we were much more likely to add technology stocks back into the portfolio if prices were in line with earnings potential.

In fact, since the end of November, we have done just that: We have trimmed back the fund's cash position from 12.5% on November 30 to 7.2% as of May 31, and invested the money in companies - many of them technology companies such as Applied Micro Circuits, i2 Technologies and Yahoo! - which at times have made sense to us from a value perspective.

Our investment professionals are personally visiting these companies and scrutinizing their business plans and earnings projections. The value of this research is that it helps us distinguish which companies have the most appropriately priced stocks and the greatest potential to be long-term assets for the fund. Certainly, this is the silver lining in what has otherwise been a remarkably cloudy time for technology stocks.


FOCUSED AHEAD

While many investors have not experienced a bear market such as this one, we want to reassure you that market declines are a natural part of the investment cycle.

For those of us associated with The New Economy Fund, we believe this is a period of great opportunity to add value to the portfolio. We are continuing to find attractive values in services and information companies in the United States and around the globe, and we expect to fully utilize our research capabilities to uncover many more.

Markets do recover - history has shown this to be true - and investors who have ridden out the bumps inevitably have been rewarded.

We appreciate your patience and look forward to reporting to you again in six months.

Cordially,

/s/Gordon Crawford          /s/Timothy D. Armour
Gordon Crawford             Timothy D. Armour
Chairman of the Board       President

July 16, 2001


                                                            Percent
                                                            of Net
Largest Holdings by Industry                                Assets

Media                                                       24.99%
Insurance                                                      8.78
Semiconductor Equipment & Products                             8.21
Commercial Services & Supplies                                 6.77
Wireless Telecommunication Services                            4.88
All Other Industries                                          39.17
Cash & Equivalents                                             7.20

                                                         Percent
                                                         of Net
10 Largest Equity Holdings                               Assets

1.  Viacom                                                4.82%
2.  AOL Time Warner                                         4.22
3.  Berkshire Hathaway                                      3.10
4.  Clear Channel Communications                            2.94
5.  American International Group                            2.10
6.  Walt Disney                                             1.91
7.  Carnival                                                1.56
8.  Concord EFS                                             1.52
9.  Wells Fargo                                             1.49
10. Dollar General                                          1.40

Investment Portfolio, May 31, 2001                                   (Unaudited)

                                                                       Shares or       Market  Percent
Equity Securities (common and preferred stocks                         Principal        Value   of Net
and convertible debentures)                                               Amount        (000)   Assets

MEDIA  -  24.99%
Viacom Inc., Class B, nonvoting (merged with                            8,333,400    $ 480,337   4.82%
 Infinity Broadcasting Corp., Class A)  /1/
AOL Time Warner Inc. (merger of America Online                          8,062,500      421,104     4.22
 Inc. and Time Warner Inc.) /1/
Clear Channel Communications, Inc.  /1/                                 4,801,800      292,766     2.94
Walt Disney Co.                                                         6,020,500      190,368     1.91
Interpublic Group of Companies, Inc.                                    3,342,400      122,800     1.23
USA Networks, Inc.  /1/                                                 4,600,000      118,956     1.19
News Corp. Ltd. (Australia)                                             3,711,881       32,382
News Corp. Ltd., preferred (ADR)                                          825,000       25,625
News Corp. Ltd., preferred                                              2,917,064       22,313
News Corp. Ltd. (ADR)                                                     500,000       17,875      .99
Comcast Corp., Class A, special nonvoting                               2,272,900       93,098      .93
 stock  /1/
AT&T Corp. Liberty Media Group, Class A /1/                             4,050,000       68,243      .68
NTL Inc.  /1/                                                           3,100,000       66,619      .67
KirchMedia GmbH & Co. KGaA, nonvoting                                   1,775,000       65,838      .66
 (Germany) /1/ /2/ /3/
Telewest Communications PLC (United Kingdom)/1/                        34,000,000       58,212      .58
Mediaset SpA (Italy) /3/                                                5,760,000       54,104      .54
Fox Entertainment Group, Inc., Class A /1/                              2,000,000       52,200      .52
KirchPayTV GmbH & Co. KGaA, nonvoting                                   1,798,409       49,698      .50
 (Germany) /1/ /2/ /3/
Nippon Television Network Corp. (Japan)                                   101,400       32,910      .33
UnitedGlobalCom, Inc., Class A  /1/                                     2,450,000       29,621      .30
TMP Worldwide Inc.  /1/                                                   400,000       23,308      .23
SET Satellite (Singapore) Pte. Ltd.                                       625,000       20,713      .21
 (India) /1/ /2/ /3/
AVEX Inc. (Japan)                                                         225,000       19,865      .20
RTL Group (Luxembourg)                                                    263,000       15,909      .16
Grupo Televisa, SA (ADR) (Mexico) /1/                                     345,000       14,559      .15
DoubleClick Inc.  /1/                                                   1,100,000       14,355      .14
ProSiebenSAT.1 Media AG, nonvoting preferred                              820,000       13,874      .14
 (Germany) /1/
Macrovision Corp.  /1/                                                    250,000       12,923      .13
Cox Communications, Inc., Class A  /1/                                    227,300        9,831      .10
SET India Ltd. (India) /1/ /2/ /3/                                         31,400        9,766      .10
United Pan-Europe Communications NV                                     2,029,600        9,615      .10
 (Netherlands) /1/
Chris-Craft Industries, Inc.  /1/                                         106,090        7,372      .07
Promotora de Informaciones, SA (Spain)                                    535,000        6,001      .06
StudioCanal (France) /1/                                                  550,000        5,723      .06
Globo Cabo SA (ADR) (Brazil) /1/                                        1,600,000        5,600      .06
Adelphia Communications Corp., Class A /1/                                100,000        3,828      .04
Benpres Holdings Corp. (Philippines) /1/                              118,000,000        3,465      .03


INSURANCE  -  8.78%
Berkshire Hathaway Inc., Class A  /1/                                       4,500      309,150     3.10
American International Group, Inc.                                      2,582,812      209,208     2.10
XL Capital Ltd., Class A                                                1,110,000       88,245      .88
Manulife Financial Corp. (Canada)                                       2,500,000       67,425      .68
Fairfax Financial Holdings Ltd. (Canada)/1/                               281,000       38,707      .39
PartnerRe Holdings Ltd. (Multinational)                                   553,900       29,661      .30
Allmerica Financial Corp.                                                 507,600       27,740      .28
21st Century Insurance Group                                            1,407,300       25,993      .26
HCC Insurance Holdings, Inc.                                            1,000,000       24,790      .25
Mercury General Corp.                                                     550,000       20,130      .20
Progressive Corp.                                                         100,000       13,104      .13
American General Corp.                                                    240,000       10,855      .11
MGIC Investment Corp.                                                     150,000       10,556      .10


SEMICONDUCTOR EQUIPMENT & PRODUCTS - 8.21%
Texas Instruments Inc.                                                  3,590,000      122,491     1.23
Applied Materials, Inc.  /1/                                            2,066,700      103,190     1.04
Maxim Integrated Products, Inc. /1/                                     1,640,209       83,683      .84
PMC-Sierra, Inc.  /1/                                                   2,050,000       64,165      .64
Samsung Electronics Co., Ltd. (South Korea)                               369,730       61,237      .61
Taiwan Semiconductor Manufacturing Co. Ltd.                            19,927,288       52,688      .53
 (Taiwan) /1/
Microchip Technology Inc./1/                                            2,050,000       47,048      .47
Xilinx, Inc.  /1/                                                       1,100,000       45,375      .46
Altera Corp.  /1/                                                       1,778,000       42,672      .43
Broadcom Corp., Class A  /1/                                            1,000,000       33,260      .33
Applied Micro Circuits Corp. /1/                                        1,830,000       33,068      .33
Micrel, Inc.  /1/                                                       1,072,200       32,724      .33
Linear Technology Corp.                                                   500,000       24,000      .24
Rohm Co., Ltd. (Japan)                                                    107,000       19,136      .19
KLA-Tencor Corp.  /1/                                                     325,000       16,777      .17
Dialog Semiconductor PLC (United Kingdom) /1/                           2,200,000       12,935      .13
Velio Communications, Inc., Class D,                                    1,258,242       11,450      .11
 convertible preferred /1/ /2/ /3/
Nikon Corp. (Japan)                                                       700,000        7,922      .08
Power Integrations, Inc. /1/                                              446,800        5,406      .05


COMMERCIAL SERVICES & SUPPLIES - 6.77%
Concord EFS, Inc.  /1/                                                  3,000,000      152,100     1.52
Allied Waste Industries, Inc. /1/                                       5,827,200       98,363      .99
Sabre Holdings Corp., Class A /1/                                       1,800,000       94,032      .94
Ceridian Corp. /1/                                                      3,453,600       65,964      .66
Waste Management, Inc.                                                  1,600,000       44,768      .45
Paychex, Inc.                                                           1,125,000       43,234      .43
Robert Half International Inc. /1/                                      1,400,000       39,480      .40
Securitas AB, Class B (Sweden)                                          1,812,000       32,808      .33
Adecco SA (Switzerland)                                                   480,000       27,258      .27
Regus PLC (United Kingdom)/1/                                           5,967,800       20,985      .21
Michael Page International PLC (United                                  4,748,200       14,980      .15
 Kingdom) /1/
Hays PLC (United Kingdom)                                               2,800,000       12,506      .13
Pitney Bowes Inc.                                                         300,000       11,862      .12
Apollo Group, Inc., Class A /1/                                           346,800       11,788      .12
DeVry Inc. /1/                                                            146,100        4,880      .05


WIRELESS TELECOMMUNICATION SERVICES - 4.88%
Vodafone Group PLC (United Kingdom)                                    43,053,052      110,644
Vodafone Group PLC (ADR)                                                1,000,000       25,890     1.37
Western Wireless Corp., Class A /1/                                     1,566,400       62,452      .63
NTT DoCoMo, Inc. (Japan)                                                    2,171       41,620
NTT DoCoMo, Inc. /3/                                                          932       17,867      .60
America Movil SA de CV, Class L (ADR)                                   2,303,920       46,977      .47
 (Mexico) /1/
China Mobile (Hong Kong) Ltd. (China) /1/                               7,416,000       35,940      .36
China Unicom Ltd. (China) /1/                                          21,204,900       34,663      .35
Nextel Communications, Inc., Class A  /1/                               2,130,000       33,910      .34
Sprint PCS Group /1/                                                    1,150,000       25,300      .25
Dobson Communications Corp., Class A /1/                                1,390,000       21,142      .21
Nuevo Grupo Iusacell, SA de CV, Class V                                 2,547,200       19,766      .20
 (ADR) (Mexico) /1/
Novatel Wireless, Inc. /1/ /3/                                          1,166,410        3,004
Novatel Wireless, Inc.  /1/ /2/ /3/                                       632,150        1,915
Novatel Wireless, Inc., Series B, warrants,                               119,904          298      .05
 expire 2004  /1/ /2/ /3/
Tele Celular Sul Participacoes SA, preferred                              249,900        5,053      .05
 nominative (ADR) (Brazil)


SOFTWARE  -  4.27%
Microsoft Corp.  /1/                                                    1,340,000       92,701      .93
Intuit Inc. /1/                                                         1,700,000       54,502      .55
Oracle Corp.  /1/                                                       3,400,000       52,020      .52
RSA Security Inc. /1/                                                   1,721,200       49,846      .50
i2 Technologies, Inc. /1/                                               1,425,000       28,614      .29
HNC Software Inc.  /1/                                                  1,000,000       28,070      .28
SmartForce PLC (ADR) (Ireland) /1/                                        800,000       22,400      .23
Documentum, Inc.  /1/                                                   1,300,000       18,174      .18
Siebel Systems, Inc.  /1/                                                 340,000       15,422      .16
BEA Systems, Inc.  /1/                                                    400,000       14,352      .14
VERITAS Software Corp.  /1/                                               170,000       11,205      .11
Gemplus International SA (France) /1/                                   2,843,000       10,246      .10
InterTrust Technologies Corp.  /1/                                      4,000,000        8,360      .08
MMC AS (Norway) /1/ /2/ /3/                                             2,500,000        6,940      .07
Baltimore Technologies PLC (United                                      6,223,000        5,713      .06
 Kingdom) /1/
Stonesoft Oyj (Finland) /1/                                             1,442,557        5,650      .06
Versata, Inc.  /1/                                                      1,158,100        1,459      .01


INTERNET SOFTWARE & SERVICES - 3.71%
Yahoo  Inc.  /1/                                                        6,248,900      113,168     1.14
Homestore.com, Inc. /1/                                                 2,200,000       62,590      .63
CNET Networks, Inc. /1/                                                 5,500,000       60,610      .61
MatrixOne, Inc. /1/                                                     1,850,500       34,234      .34
Retek Inc.  /1/                                                           750,038       26,259      .26
America Online Latin America, Inc.,                                     2,637,700       22,394      .22
 Class A  /1/
ProAct Technologies Corp. (formerly Consumer                            3,500,000       14,000      .14
 Financial Network, Inc.), Series C,
 convertible preferred  /1/ /2/ /3/
Check Point Software Technologies Ltd.                                    205,500       11,068      .11
 (Israel) /1/
VeriSign, Inc. /1/                                                        150,000        8,475      .08
Ubizen (Belgium) /1/                                                      520,000        5,455      .06
Alloy Online, Inc. /1/                                                    375,000        4,350      .04
DigitalThink, Inc.  /1/                                                   354,500        2,907      .03
VIA NET.WORKS, Inc.  /1/                                                1,616,700        2,700      .03
Loudcloud, Inc. /1/ /2/ /3/                                               600,000        2,096      .02


DIVERSIFIED FINANCIALS - 3.69%
Freddie Mac                                                             1,775,000      117,505     1.18
ING Groep NV (Netherlands)                                              1,391,390       90,638      .91
USA Education Inc.                                                        600,000       42,066      .42
Fannie Mae                                                                400,000       32,976      .33
Providian Financial Corp.                                                 575,000       32,637      .33
ORIX Corp. (Japan)                                                        250,000       25,940      .26
American Capital Strategies, Ltd.                                         500,000       13,570      .14
First Pacific Co. Ltd. (Hong Kong)                                     58,667,320       12,487      .12


HOTELS RESTAURANTS & LEISURE - 3.26%
Carnival Corp.                                                          5,500,000      155,265     1.56
MGM Mirage, Inc.  /1/                                                   3,000,000       94,320      .94
Harrah's Entertainment, Inc. /1/                                          825,000       30,170      .30
Brinker International, Inc. /1/                                           965,900       23,713      .24
McDonald's Corp.                                                          550,000       16,654      .17
Airtours PLC (United Kingdom)                                           1,200,000        4,900      .05


SPECIALTY RETAIL  -  3.24%
Lowe's Companies, Inc.                                                  1,620,000      112,639     1.13
Gap, Inc.                                                               3,030,000       93,930      .94
Michaels Stores, Inc. /1/                                               1,400,000       52,080      .52
Barnes & Noble, Inc. /1/                                                1,500,000       48,225      .48
AutoZone, Inc. /1/                                                        500,000       16,535      .17


COMMUNICATIONS EQUIPMENT  -  3.12%
Nokia Corp., Class A (ADR) (Finland)                                    3,830,000      111,989
Nokia Corp., Class A                                                      420,000       12,145     1.25
Telefonaktiebolaget LM Ericsson,                                        4,400,000       27,985
 Class B (Sweden)
Telefonaktiebolaget LM Ericsson,                                        3,000,000       19,200      .47
 Class B (ADR)
Corning Inc.                                                            2,000,000       37,840      .38
Crown Castle International Corp.  /1/                                   2,203,500       36,578      .37
Black Box Corp.  /1/                                                      449,000       26,029      .26
Juniper Networks, Inc.  /1/                                               501,500       21,329      .21
Datacraft Asia Ltd (Singapore)                                          2,025,000        9,113      .09
Redback Networks Inc.  /1/                                                600,300        8,668      .09


BANKS  -  2.92%
Wells Fargo & Co.                                                       3,150,000      148,302     1.49
Bank of America Corp.                                                     900,000       53,325      .53
Sumitomo Mitsui Banking Corp. Inc. (formerly                            3,978,000       33,816
 Sakura Bank, Ltd.) (Japan)
Sakura Finance (Bermuda) Trust .075%                                  864,000,000        8,823      .43
 convertible preference share units /2/
Bangkok Bank PCL (Thailand) /1/                                        19,400,000       18,605      .19
Australia and New Zealand Banking Group Ltd.                            1,700,000       13,109      .13
 (Australia)
Bank of the Philippine Islands (Philippines)                            8,250,000       12,441      .12
Hang Seng Bank Ltd. (Hong Kong)                                           299,400        3,320      .03


MULTILINE RETAIL  -  2.49%
Dollar General Corp.                                                    7,475,000      140,156     1.40
Kohl's Corp.  /1/                                                       1,130,000       69,552      .70
Big Lots, Inc. (formerly Consolidated                                   2,993,750       38,859      .39
 Stores Corp.) /1/


DIVERSIFIED TELECOMMUNICATION SERVICES - 2.10%
CenturyTel, Inc.                                                        1,906,700       54,227      .54
AT&T Corp.                                                              2,256,500       47,770      .48
Telefonos de Mexico, SA de CV, Class L                                  1,215,000       41,905      .42
 (ADR) (Mexico)
Swisscom AG (Switzerland)                                                  88,342       21,517      .22
SBC Communications Inc.                                                   400,000       17,220      .17
Williams Communications Group, Inc.,                                    2,813,141       11,815      .12
 Class A  /1/
TDC A/S (formerly Tele Danmark AS) (Denmark)                              220,000        9,240
TDC A/S, Class B (ADR)                                                     80,000        1,672      .11
Equinix, Inc. /1/ /3/                                                   1,483,872        1,929
Equinix, Inc.  /1/ /2/ /3/                                                516,128          570      .02
Focal Communications Corp. /1/                                            285,600        1,859      .02


ELECTRONIC EQUIPMENT & INSTRUMENTS  - 1.63%
KDDI Corp.  /1/ (Japan)                                                 1,300,000       27,378      .27
SCI Systems, Inc. /1/                                                   1,000,000       23,610      .24
Trimble Navigation Ltd.  /1/                                            1,160,000       22,620      .23
Agere Systems Inc., Class A /1/                                         3,094,038       21,658      .22
Jabil Circuit, Inc.  /1/                                                  737,000       21,653      .22
Sanmina Corp.  /1/                                                        450,000       12,177      .12
Samsung Electro-Mechanics Co., Ltd.                                       305,000       12,176      .12
 (South Korea)
Hon Hai Precision Industry Co. Ltd.                                    $6,420,000        6,388
 convertible debentures 2005 (Taiwan) /3/
Hon Hai Precision Industry Co. Ltd.                                     1,014,000        5,692      .12
Flextronics International Ltd. (Singapore) /1/                            348,500        8,793      .09


HEALTH CARE PROVIDERS & SERVICES  - 1.31%
Service Corp. International /1/                                        10,708,200       75,600      .76
Cardinal Health, Inc.                                                     323,475       23,287      .24
Universal Health Services, Inc., Class B /1/                              200,000       16,000      .16
Trigon Healthcare, Inc. /1/                                               264,600       15,080      .15
Ventiv Health, Inc. /1/                                                    17,700          277      .00


AIR FREIGHT & COURIERS  -  1.13%
United Parcel Service, Inc., Class B                                    1,221,500       72,618      .73
FedEx Corp. /1/                                                         1,000,000       40,000      .40


COMPUTERS & PERIPHERALS  - 1.02%
International Business Machines Corp.                                     188,000       21,018      .21
Compaq Computer Corp.                                                   1,200,000       19,188      .19
Hewlett-Packard Co.                                                       641,700       18,815      .19
C Technologies AB (Sweden) /1/                                          2,032,200       14,529      .15
Psion PLC (United Kingdom)                                              7,000,000       12,605      .13
Electronics for Imaging, Inc. /1/                                         500,000       12,005      .12
Palm, Inc.  /1/                                                           600,000        3,378      .03


IT CONSULTING & SERVICES  -  0.64%
Titan Corp.  /1/                                                        1,379,000       30,834      .31
Electronic Data Systems Corp.                                             250,000       15,313      .15
Affiliated Computer Services, Inc.,                                       133,800        9,667      .10
 Class A  /1/
Computer Sciences Corp. /1/                                               180,000        7,558      .08


MULTI-UTILITIES  -  0.58%
Williams Companies, Inc.                                                1,477,600       58,217      .58


FOOD & DRUG RETAILING  -  0.36%
Walgreen Co.                                                              890,000       35,769      .36


ELECTRICAL EQUIPMENT  -  0.32%
Sensormatic Electronics Corp. /1/                                       2,000,000       31,500      .31
Nanovation Technologies, Inc., Class A,                                   267,000          694      .01
 convertible preferred /1/ /2/ /3/


DISTRIBUTORS  -  0.31%
Li & Fung Ltd. (Hong Kong)                                             17,466,000       30,567      .31


ENERGY EQUIPMENT & SERVICES  -  0.30%
Schlumberger Ltd.                                                         470,000       29,624      .30


INTERNET & CATALOG RETAIL  -  0.28%
Ticketmaster (formerly Ticketmaster                                     1,970,000       27,679      .28
 Online-CitySearch, Inc.), Class B  /1/


HOUSEHOLD DURABLES  -  0.26%
Nintendo Co., Ltd. (Japan)                                                133,600       25,837      .26


OTHER INDUSTRIES  -  0.56%
Midas, Inc. /4/                                                           800,000       10,672      .11
Manila Electric Co, Class A (GDR)                                       1,860,000        7,519      .08
 (Philippines) /2/ /3/
Deutsche Lufthansa AG (Germany)                                           400,000        7,309      .07
Southwest Airlines Co.                                                    360,750        7,215      .07
Mikuni Coca-Cola Bottling Co., Ltd. (Japan)                               550,000        6,428      .06
Elcor Corp.                                                               350,000        5,968      .06
NRG Energy, Inc.  /1/                                                     200,000        5,866      .06
Union Electrica Fenosa, SA (Spain) /1/                                    300,000        5,355      .05


MISCELLANEOUS  -  1.67%
Other equity securities in initial period                                              166,517     1.67
 of acquisition


TOTAL EQUITY SECURITIES: (cost:$8,509,562,000)                                       9,253,807    92.80



                                                                       Principal       Market  Percent
                                                                          Amount        Value   of Net
Short-Term Securities                                                      (000)        (000)   Assets

Corporate Short-Term Notes  -  4.31%
Preferred Receivables Funding Corp.                                       $39,500       39,458      .40
 4.05%-4.12% due 6/8-6/12/2001 /3/
H.J. Heinz Co. 3.98% due 6/22/2001 /3/                                     35,000       34,915      .35
American General Finance Corp. 3.97%-4.05%                                 35,000       34,912      .35
 due 6/15-7/2/2001
Merck & Co., Inc. 3.96%-3.98% due                                          35,000       34,906      .35
 6/19-6/28/2001
American Express Credit Corp. 3.99%-4.25%                                  35,000       34,887      .35
 due 6/7-8/31/2001
Alcoa Inc. 4.65% due 7/6/01                                                34,900       34,737      .34
E.I. du Pont de Nemours and Co. 3.97%-4.01%                                32,900       32,818      .33
 due 6/14-7/12/2001
Anheuser-Busch Companies, Inc. 4.64% due                                   26,000       25,879      .26
 7/6/2001 /3/
Coca-Cola Co. 3.94%-4.00% due 6/21-6/26/2001                               25,000       24,932      .25
Bank of America Corp. 4.00% due 6/27/2001                                  25,000       24,925      .25
Verizon Network Funding Corp. 3.97%-4.68%                                  25,000       24,924      .25
 due 6/19-6/29/2001
Schering Corp. 3.93%-3.95% due 6/28-7/18/2001                              25,000       24,910      .25
Corporate Asset Funding Co. Inc. 3.90%-3.94%                               25,000       24,851      .25
 due 7/24-7/27/2001 /3/
Three Rivers Funding Corp. 4.00% due                                       22,408       22,346      .22
 6/19-6/25/2001 /3/
General Dynamics Corp. 4.93% due 6/12/2001 /3/                             11,000       10,983      .11



Federal Agency Discount Notes  -  3.05%
Federal Home Loan Bank Discount Corp.                                     137,200      136,772     1.37
 3.82%-4.86% due 6/1-8/30/2001
Fannie Mae 3.83%-4.68% due 6/28-10/12/2001                                 86,000       85,394      .86
Freddie Mac 3.82%-4.59% due 7/5-8/16/2001                                  82,238       81,707      .82


Non-U.S. Currency  -  0.03%
New Taiwanese Dollar                                                   NT$94,272         2,785      .03


TOTAL SHORT-TERM SECURITIES:                                                           737,041     7.39
 (cost: $737,037,000)


TOTAL INVESTMENT SECURITIES:                                                         9,990,848   100.19
 (cost: $9,246,599,000)
Excess of payables over cash and receivables                                            18,889      .19

NET ASSETS                                                                          $9,971,959   100.00%

/1/ Non-income-producing security.
/2/ Valued under procedures established by the
    Board of Trustees.
/3/ Purchased in a private placement transaction;
    resale may be limited to qualified
    institutional buyers; resale to public
    may require registration.
/4/ The fund owns 5.36% of the outstanding voting securities of Midas, Inc. and thus is considered an affiliate as defined in the Investment Company Act of 1940.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

Equity securities appearing in the                  Equity securities eliminated in the
portfolio since November 30, 2000                   portfolio since November 30, 2000

Adelphia Communications                             3Com
Agere Systems                                       Agilent Technologies
Altera                                              AIFUL
America Movil                                       Allgon
American General                                    Autodesk
Applied Micro Circuits                              C. H. Robinson Worldwide
AT&T                                                Capital One Financial
AVEX                                                Celestica
Barnes & Noble                                      Cendant
BEA Systems                                         China.com
Broadcom                                            Chip Shot Golf
Check Point Software Technologies                   Cintas
CNET Networks                                       Circuit City Stores - Circuit City Group
Comcast                                             Cisco Systems
Corning                                             Citigroup
Cox Communications                                  Compal Electronics
DeVry                                               Corvis
Documentum                                          Dallas Semiconductor
DoubleClick                                         Digex
Flextronics International                           Earthwatch
Gemplus International                               EM.TV & Merchandising
Homestore.com                                       EMAP
i2 Technologies                                     Equant
InterTrust Technologies                             Expeditors International
Jabil Circuit                                       Flashcom
Linear Technology                                   Genuity
Macrovision                                         Hanvit Bank
Manulife Financial                                  ISS-International Service System
MatrixOne                                           Ito-Yokado Co.
McDonald's                                          Kingfisher
MGIC Investment                                     Kinowelt Medien
Michael Page International                          Lexmark International Group
Nextel Communications                               Locus Co.
NRG Energy                                          Marsh & Mclennan Companies
NTL                                                 Metalink
Providian Financial                                 MIPS Technologies
Psion                                               Motorola
Redback Networks                                    Nippon Broadcasting System
Retek                                               Pixar
RSA Security                                        ProBusiness Services
Sanmina                                             Profit Recovery Group International
SBC Communications                                  Quintiles Transnational
SCI Systems                                         Qwest Communications International
Sensormatic Electronics                             Rakuten
Siebel Systems                                      SAVVIS Communications
SmartForce                                          Scient
Telewest Communications                             Silicon Laboratories
Titan                                               Sinclair Broadcast Group
TMP Worldwide                                       STB Cayman Capital
Union Electrica Fenosa                              Stet Hellas Telecommunications
VeriSign                                            Telecom Italia SpA
VERITAS Software                                    Telecorp
Williams Communications Group                       Telesp Celular Participacoes
Xilinx                                              Terra Lycos
Yahoo!                                              Tokyo Broadcasting System
                                                    Too
                                                    TyCom
                                                    Universal Scientific Industrial
                                                    Vtech Holdings


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES                                                         (Unaudited)
at May 31, 2001                                                            (dollars in  thousands)

Assets:
Investment securities at market
 (cost: $9,246,599)                                                                          $9,990,848
Cash                                                                                                186
Receivables for -
 Sales of investments                                                          $19,615
 Sales of fund's shares                                                          8,665
 Dividends and interest                                                          6,438           34,718
                                                                                             10,025,752
Liabilities:
Payables for -
 Purchases of investments                                                       36,503
 Repurchases of fund's shares                                                    7,410
 Management services                                                             3,456
 Other expenses                                                                  6,424           53,793
Net Assets at May 31, 2001                                                                   $9,971,959

 Shares of beneficial interest issued and outstanding -
  Unlimited shares authorized
 Class A shares:
  Net assets                                                                                 $9,850,773
  Shares outstanding                                                                        468,093,062
  Net asset value per share                                                                      $21.04
 Class B shares:
  Net assets                                                                                   $113,310
  Shares outstanding                                                                          5,440,523
  Net asset value per share                                                                      $20.83
 Class C shares:
  Net assets                                                                                     $5,644
  Shares outstanding                                                                            271,471
  Net asset value per share                                                                      $20.79
 Class F shares:
  Net assets                                                                                     $2,232
  Shares outstanding                                                                            106,155
  Net asset value per share                                                                      $21.03


See Notes to Financial Statements


STATEMENT OF OPERATIONS                                                                     (Unaudited)
for the six months ended May 31, 2001                                      (dollars in  thousands)
Investment Income:
Income:
 Dividends                                                                     $23,336
 Interest                                                                       26,317       $   49,653

Expenses:
 Management services fee                                                        20,411
 Distribution expenses - Class A                                                11,330
 Distribution expenses - Class B                                                   502
 Distribution expenses - Class C                                                     6
 Distribution expenses - Class F                                                     1
 Transfer agent fees - Class A                                                   6,738
 Transfer agent fees - Class B                                                      84
 Administrative service fees - Class C                                               7
 Administrative service fees - Class F                                               1
 Reports to shareholders                                                           394
 Registration statement and prospectus                                             920
 Postage, stationery and supplies                                                1,137
 Trustees' fees                                                                     57
 Auditing and legal fees                                                            50
 Custodian fee                                                                     477
 Taxes other than federal income tax                                               188
 Other expenses                                                                     33           42,336
Net investment income                                                                             7,317

Realized Loss and Unrealized
 Depreciation on Investments:
Net realized loss                                                                               (33,230)
Net unrealized depreciation on investments                                                     (377,727)
 Net realized loss and unrealized
  depreciation on investments                                                                  (410,957)
Net Decrease in Net Assets Resulting
 from Operations                                                                               (403,640)

See Notes to Financial Statements







STATEMENT OF CHANGES IN NET ASSETS                                         (dollars in  thousands)

                                                                            Six Months             Year
                                                                                 Ended            Ended
                                                                               May 31,     November 30,
                                                                                 2001*              2000
Operations:
Net investment income                                                        $   7,317       $   49,021
Net realized (loss) gain on investments                                        (33,230)       1,227,997
Net unrealized depreciation
 on investments                                                               (377,727)      (2,363,004)
 Net decrease in net assets
  resulting from operations                                                   (403,640)      (1,085,986)
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
 Class A                                                                             -          (44,919)
Distributions from net realized gain on investments:
 Class A                                                                    (1,229,565)      (1,020,304)
 Class B                                                                       (10,345)               -
  Total dividends and distributions                                         (1,239,910)      (1,065,223)

Capital Share Transactions:
Proceeds from shares sold                                                      809,628        3,591,616
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments                           1,189,338        1,021,530
Cost of shares repurchased                                                    (886,415)      (1,480,679)
 Net increase in net assets resulting
  from capital share transactions                                            1,112,551        3,132,467
Total (Decrease) Increase in Net Assets                                       (530,999)         981,258

Net Assets:
Beginning of period                                                         10,502,958        9,521,700
End of period (including
 distributions in excess of net investment
 income: $(5,105) and $(12,422) respectively)                               $9,971,959      $10,502,958

*Unaudited.

See Notes to Financial Statements

Notes to Financial Statements                         (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

The fund offers four classes of shares as described below:

Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Trustees.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended May 31, 2001, non-U.S. taxes paid were $1,304,000.

Net realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $381,000 for the six months ended May 31, 2001.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such
distributions are made.   Required distributions are determined on a tax basis
and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of May 31, 2001, the cost of investment securities for federal income tax reporting purposes was $9,260,910,000. Net unrealized appreciation on investments aggregated $729,938,000; $2,127,192,000 related to appreciated securities and $1,397,254,000 related to depreciated securities. For the six months ended May 31, 2001, the fund realized, on a tax basis, a net capital loss of $85,337,000 on securities transactions. Net losses related to non-U.S. currency transactions of $381,000 are treated as an adjustment to ordinary income for federal income tax purposes. In addition, the fund has recognized, for tax purposes, capital losses and losses relating to non-U.S. currency transactions totaling $47,470,000 and $182,000, respectively, which were realized during the period November 1, 2000 through November 30, 2000.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $20,411,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Trustees of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.580% per annum of the first $500 million of daily net assets decreasing to 0.345% of such assets in excess of $27 billion. For the six months ended May 31, 2001, the management services fee was equivalent to an annualized rate of 0.398% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Trustees. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:
CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the six months ended May 31, 2001, aggregate distribution expenses were $11,330,000, or 0.22% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the six months ended May 31, 2001, aggregate distribution expenses were $502,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Trustees has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the six months ended May 31, 2001, aggregate distribution expenses were $6,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Trustees has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the six months ended May 31, 2001, aggregate distribution expenses were $1,000, or 0.25% of average daily net assets attributable to Class F shares.

As of May 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $4,898,000.
AFD received $2,112,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the six months ended May 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $6,822,000 was incurred during the six months ended May 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of May 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $1,123,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the six months ended May 31, 2001, total fees under the agreement were $8,000. As of May 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $4,000.

DEFERRED TRUSTEES' FEES - Since the adoption of the deferred compensation plan of 1993, Trustees who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of May 31, 2001, the cumulative amount of these liabilities was $327,000. Trustees' fees during the six months ended May 31, 2001, were $57,000, comprised of $74,000 in current fees (either paid in cash or deferred), and $17,000, representing the net decrease in the value of deferred compensation.

AFFILIATED TRUSTEES AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Trustees are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,460,940,000 and $1,986,256,000, respectively, during the six months ended May 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the six months ended May 31, 2001, the custodian fee of $477,000 includes $26,000 that was paid by these credits rather than in cash.

As of  May 31, 2001, net assets consisted of the following:

                                                                       (dollars in thousands)
Capital paid in on shares of beneficial interest                                      $9,322,134
Distributions in excess of net investment income                                          (5,105)
Accumulated net realized loss                                                            (89,196)
Net unrealized appreciation                                                              744,126
Net assets                                                                            $9,971,959


Capital share transactions in the fund were as follows:

                                                                        Six Months       Six Months
                                                                             Ended            Ended
                                                                           May 31,          May 31,
                                                                               2001             2001
                                                                      Amount (000)           Shares
Class A Shares:
  Sold                                                                $    762,767       34,961,844
  Reinvestment of dividends and distributions                            1,179,162       51,899,742
  Repurchased                                                             (880,213)     (40,681,834)
   Net increase in Class A                                               1,061,716       46,179,752
Class B Shares: /1/
  Sold                                                                      39,007        1,805,584
  Reinvestment of dividends and distributions                               10,176          450,857
  Repurchased                                                               (6,078)        (281,294)
   Net increase in Class B                                                  43,105        1,975,147
Class C Shares: /2/
  Sold                                                                       5,584          273,303
  Reinvestment of dividends and distributions                                  -                -
  Repurchased                                                                  (36)          (1,832)
   Net increase in Class C                                                   5,548          271,471
Class F Shares: /2/
  Sold                                                                       2,270          110,275
  Reinvestment of dividends and distributions                                  -                -
  Repurchased                                                                  (88)          (4,120)
   Net increase in Class F                                                   2,182          106,155
Total net increase in fund                                            $  1,112,551       48,532,525




                                                                        Year Ended       Year Ended
                                                                      November 30,     November 30,
                                                                               2000             2000
                                                                      Amount (000)           Shares
Class A Shares:
  Sold                                                                $  3,488,741      116,924,628
  Reinvestment of dividends and distributions                            1,021,530       37,212,820
  Repurchased                                                           (1,478,720)     (50,678,535)
   Net increase in Class A                                               3,031,551      103,458,913
Class B Shares: /1/
  Sold                                                                     102,875        3,535,668
  Reinvestment of dividends and distributions                                  -                -
  Repurchased                                                               (1,959)         (70,292)
   Net increase in Class B                                                 100,916        3,465,376
Class C Shares: /2/
  Sold                                                                         -                -
  Reinvestment of dividends and distributions                                  -                -
  Repurchased                                                                  -                -
   Net increase in Class C                                                     -                -
Class F Shares: /2/
  Sold                                                                         -                -
  Reinvestment of dividends and distributions                                  -                -
  Repurchased                                                                  -                -
   Net increase in Class F                                                     -                -
Total net increase in fund                                            $  3,132,467      106,924,289


/1/ Class B shares were not offered before
    March 15, 2000.
/2/ Class C and Class F shares were not
    offered before March 15, 2001.

Per-Share Data and Ratios

                                                                    Class A         Class A         Class A
                                                                 Six Months            Year            Year
                                                                      Ended      Year Ended           Ended
                                                                    May 31,    November 30,    November 30,
                                                               2001 /1/,/2/             2000            1999
Net Asset Value, Beginning of Period                                 $24.69          $29.90          $23.65

 Income from Investment Operations :
  Net investment income                                             .02 /3/         .12 /3/             .10

  Net (losses) gains on securities (both                           (.74)/3/       (2.01)/3/            8.83
 realized and unrealized)

   Total from investment operations                                    (.72)          (1.89)           8.93

 Less Distributions :
  Dividends (from net investment income)                                  -            (.14)           (.14)

  Distributions (from capital gains)                                  (2.93)          (3.18)          (2.54)

   Total distributions                                                (2.93)          (3.32)          (2.68)

Net Asset Value, End of Period                                       $21.04          $24.69          $29.90

Total Return /4/                                                     (3.81)%         (7.44)%          41.71%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                             $9,851         $10,418          $9,522

 Ratio of expenses to average net assets                            .82%/5/             .81%            .78%

 Ratio of net income to average net assets                          .15%/5/             .42%            .42%



                                                                    Class A         Class A         Class A
                                                                 Year Ended      Year Ended      Year Ended
                                                               November 30,    November 30,    November 30,
                                                                        1998            1997            1996
Net Asset Value, Beginning of Period                                 $20.92          $18.50          $16.98

 Income from Investment Operations :
  Net investment income                                                 .13             .12             .14

  Net (losses) gains on securities (both                               4.44            3.57            2.26
 realized and unrealized)

   Total from investment operations                                    4.57            3.69            2.40

 Less Distributions :
  Dividends (from net investment income)                               (.12)           (.14)           (.19)

  Distributions (from capital gains)                                  (1.72)          (1.13)           (.69)

   Total distributions                                                (1.84)          (1.27)           (.88)

Net Asset Value, End of Period                                       $23.65          $20.92          $18.50

Total Return /4/                                                      23.73%          21.64%          15.00%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                             $6,039          $4,804          $4,223

 Ratio of expenses to average net assets                                .79%            .81%            .84%

 Ratio of net income to average net assets                              .60%            .66%            .85%





                                                                    Class B
                                                                 Six Months         Class B         Class C
                                                                      Ended     March 15 to     March 15 to
                                                                    May 31,    November 30,         May 31,
                                                            2001 /1/,/2/           2000 /1/     2001 /1/,/2/
Net Asset Value, Beginning of Period                                 $24.56          $31.27          $19.75

 Income from Investment Operations :
  Net investment losses /3/                                            (.07)           (.06)           (.09)

  Net (losses) gains on securities (both                               (.73)          (6.65)           1.13
 realized and unrealized) /3/

   Total from investment operations                                    (.80)          (6.71)           1.04

 Less Distributions :

  Distributions (from net investment income)                              -               -               -


  Distributions (from capital gains)                                  (2.93)              -               -

   Total distributions                                                (2.93)              -               -

Net Asset Value, End of Period                                       $20.83          $24.56          $20.79

Total Return /4/                                                     (4.20)%        (21.46)%           5.27%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                               $113             $85              $6

 Ratio of expenses to average net assets                           1.63%/5/        1.58%/5/             .59%

 Ratio of net income to average net assets                                -               -               -




                                                                    Class F

                                                                March 15 to
                                                                    May 31,
                                                               2001 /1/,/2/
Net Asset Value, Beginning of Period                                 $19.92

 Income from Investment Operations :
  Net investment losses /3/                                            (.02)

  Net (losses) gains on securities (both                               1.13
 realized and unrealized) /3/

   Total from investment operations                                    1.11

 Less Distributions :

  Distributions (from net investment income)                              -


  Distributions (from capital gains)                                      -

   Total distributions                                                    -

Net Asset Value, End of Period                                       $21.03

Total Return /4/                                                       5.57%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                 $2
 Ratio of expenses to average net assets                                .28%
 Ratio of net income to average net assets                                -


Supplemental Data - All Classes                                     Class A
                                                                 Six Months          Class A         Class A
                                                                      Ended       Year Ended      Year Ended
                                                                    May 31,      November 30,    November 30,
                                                               2001 /1/,/2/             2000            1999
Portfolio turnover rate                                               21.22%          54.02%          47.93%



Supplemental Data - All Classes                                     Class A         Class A         Class A
                                                                 Year Ended      Year Ended      Year Ended
                                                               November 30,    November 30,    November 30,
                                                                       1998            1997            1996
Portfolio turnover rate                                               38.55%          31.62%          29.54%


/1/ Based on operations for the period shown and, accordingly, not representative of a full year.
/2/ Unaudited.
/3/ Based on average shares outstanding.
/4/ Total returns exclude all sales charges,
    including contingent deferred sales charges.
/5/ Annualized.

Share Results: Class B, Class C and Class F

Returns for periods ended June 30, 2001
(the most recent calendar quarter)                                   1 Year    Life of Class*

Class B shares
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold

Total return                                                         -24.79%           -28.29%
Average annual compound return                                           --            -22.67%

Not reflecting CDSC
Total return                                                         -21.30%           -25.66%
Average annual compound return                                           --            -20.49%

Class C and Class F shares
Results for these shares are not shown because of the brief time between their introduction on March 15, 2001, and the end of the period

*From March 15, 2000, when B shares first became available.

[The American Funds Group/r/]

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

There are several ways to invest in The New Economy Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.81% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends for each share class will vary.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of The New Economy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2001, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA  BDC/L/5149
Lit. No. NEF-013-0701